EXTENSION AGREEMENT


     This EXTENSION AGREEMENT, dated as of February 16, 2004 (this "Agreement"), is entered into by and among Brown Jordan International, Inc. (f/k/a WinsLoew
Furniture, Inc.), a Florida corporation ("Borrower"), WLFI Holdings, Inc. ("Holdings"), the Subsidiary Guarantors listed on the signature pages hereto ("Subsidiary Guarantors" and collectively with Holdings, "Guarantors"), the Lenders party hereto and Canadian Imperial Bank of Commerce, as Administrative Agent for Lenders ("Administrative Agent").

     This Agreement is made with reference to that certain Forbearance Agreement dated as of February 11, 2004 by and among Borrower, Holdings, the Subsidiary Guarantors, the Lenders signatory thereto and Administrative Agent ( the "Forbearance Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Forbearance Agreement or the Credit Agreement referenced therein, as applicable.

                                    RECITALS


     A.  Pursuant  to  the  Forbearance  Agreement,   Administrative  Agent  and
Requisite Lenders agreed to forbear from exercising certain remedies in connection with the Existing Defaults until the earlier of (x) 10:00 a.m. New York City time on March 10, 2004 (the "March Deadline"), (y) the date upon which any of the Forbearance Conditions set forth in Section III of the Forbearance Agreement is not satisfied or ceases to continue to be satisfied, and (z) or upon the failure to perform any of the provisions of, or the breach of any representation, warranty or other covenant set forth in, the Forbearance Agreement.

     B. Borrower has requested that the March Deadline be extended from March 10, 2004 until March 16, 2004.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Guarantors, Lenders and Administrative Agent covenant and agree as follows:

I.                EXTENSION OF MARCH DEADLINE

     The parties hereto agree that the March Deadline shall be extended from March 10, 2004 until March 16, 2004 (the "Extended Period") and that the forbearance provided for in the Forbearance Agreement shall continue during such period; provided that the conditions to forbearance contained in the Forbearance Agreement, including the Forbearance Conditions and the absence of any
Forbearance Defaults, remain satisfied during the Extended Period. The parties hereto acknowledge and agree that all other terms and conditions of the Forbearance Agreement shall remain in effect during the Extended Period and are hereby incorporated by reference.

II. CONDITIONS TO EFFECTIVENESS.

     This Agreement shall be effective upon the satisfaction of the following conditions:

     A. Administrative Agent shall have received executed signature pages to this Agreement by the Requisite Lenders.

     B. Administrative Agent shall have received counterparts of this Agreement executed by Borrower and the Guarantors.

III. OTHER MATTERS.

     A. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AFFECTED BY THIS AGREEMENT, THE FORBEARANCE AGREEMENT AND THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     B. This Agreement shall be governed by, and interpreted in accordance with, New York law without regard to principles of conflicts of law.

     C. JURY TRIAL WAIVERS. BORROWER, EACH GUARANTOR, ADMINISTRATIVE AGENT, AND LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY MATTER ARISING FROM THE RELATIONSHIPS ESTABLISHED HEREIN OR THEREIN AND FOR ANY COUNTERCLAIM THEREIN.

     D. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all which taken together shall constitute but one and the same instrument.

     E. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


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


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                               BROWN JORDAN INTERNATIONAL, INC (f/k/a WinsLoew Furniture, Inc.), as Borrower

                               By: /s/ Vincent A. Tortorici, Jr.
                               Title: Chief Financial Officer



                               WLFI HOLDINGS, INC. as a Guarantor



                               By: /s/ Vincent A. Tortorici, Jr.
                               Title: Chief Financial Officer



                               Each of the entities listed on Schedule A annexed hereto, as a Guarantor

                               By: /s/ Vincent A. Tortorici, Jr.

                               On behalf of each of the entities listed on
                               Schedule A  annexed hereto
                               -----------
                               Title: Chief Financial Officer



                               CANADIAN IMPERIAL BANK OF COMMERCE, Individually and as Administrative Agent

                               By: /s/ Robert Greer
                               Title: Assistant General Manager



                               CIBC Inc., as a Lender

                               By: /s/ Robert Novak
                               Title: Executive Director

                                 ____________________, as a Lender

                                 By:
                                     ----------------------------------------
                                 Title:
                                        -------------------------------------

                                   SCHEDULE A


                              SUBSIDIARY GUARANTORS



Loewenstein, Inc.

Winston Furniture Company of Alabama, Inc.

Texacraft, Inc.

Tropic Craft, Inc.

Winston Properties, Inc.

Pompeii Furniture Co., Inc.

Wabash Valley Manufacturing, Inc.

Charter Furniture Corporation

Lodging by Liberty, Inc. (f/k/a Lodging by Loewenstein, Inc.)

Southern Wood Products, Inc.

The Woodsmiths Company

BJCLW Holdings, Inc. (f/k/a Brown Jordan International, Inc.)

Brown Jordan Company

Casual Living Worldwide, Inc.

BJ Mexico IV, Inc.

BJ Mexico V, Inc.

BJIP, Inc.

BJI Employees Services, Inc.